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                                                                   Exhibit 1(cc)

                     NINTH AMENDMENT DATED DECEMBER 11, 2009

                             TO JANUS ASPEN SERIES'
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003
                          AND AMENDED DECEMBER 29, 2005

Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument, as amended, is further amended effective April 30, 2010, as follows, to reflect the liquidation and termination of Janus Aspen INTECH Risk-Managed Core Portfolio, Growth and Income Portfolio, Global Life Sciences Portfolio, and Research Core Portfolio.

                                   SCHEDULE A

Series of the Trust                              Available Classes
-------------------                              -----------------
Balanced Portfolio                               Institutional Shares
                                                 Service Shares

Enterprise Portfolio                             Institutional Shares
                                                 Service Shares

Flexible Bond Portfolio                          Institutional Shares
                                                 Service Shares

Forty Portfolio                                  Institutional Shares
                                                 Service Shares

Global Technology Portfolio                      Institutional Shares
                                                 Service Shares
                                                 Service II Shares

Overseas Portfolio                               Institutional Shares
                                                 Service Shares
                                                 Service II Shares

Janus Portfolio                                  Institutional Shares
                                                 Service Shares

Janus Aspen Perkins Mid Cap Value Portfolio      Institutional Shares
                                                 Service Shares

Modular Portfolio Construction Portfolio         Service Shares

Worldwide Portfolio                              Institutional Shares
                                                 Service Shares
                                                 Service II Shares

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